UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

DRIVEN BRANDS HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39898	47-3595252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 South Church Street, Suite 700

Charlotte, North Carolina 28202

(Address of Principal Executive Offices)

(704) 377-8855

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 2, 2024, Driven Brands Holdings Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1, and incorporated herein by reference, announcing the Company’s financial results for the quarter ended March 30, 2024 (the “Press Release”).

The information provided pursuant to Item 2.02, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2024, Gary W. Ferrera, the Company’s Executive Vice President and Chief Financial Officer, notified the Company of his intent to resign from the Company to pursue a professional opportunity at a privately held company. Mr. Ferrera’s departure does not reflect any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices or any issues regarding the Company’s accounting policies or practices. Mr. Ferrera has agreed to continue serving as Executive Vice President and Chief Financial Officer until the filing of the Company’s quarterly report on Form 10-Q for the quarter ended March 30, 2024 (the “Effective Time”) and to make himself available for transition services for a period of six months thereafter. In connection with Mr. Ferrera’s agreement to provide such transition services, on May 1, 2024, the Company entered into a transition agreement (the “Transition Agreement”) with Mr. Ferrera pursuant to which the Company has agreed to waive Mr. Ferrera’s obligation to repay his $100,000 cash sign-on bonus under the terms of his employment offer letter with the Company. The Transition Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

In connection with Mr. Ferrera’s departure, the Board of Directors of the Company has designated Michael Beland, the Company’s current Senior Vice President and Chief Accounting Officer, as the Company’s principal financial officer, and has appointed Joel Arnao, the Company’s current Senior Vice President, FP&A, Treasury, and Investor Relations, as the Company’s interim Chief Financial Officer, in each case, to be effective as of the Effective Time. The Company has initiated a search to identify a successor Chief Financial Officer to serve on a permanent basis.

Mr. Beland, age 53, has served as the Company’s Senior Vice President and Chief Accounting Officer since July 2021. Prior to joining the Company, Mr. Beland served as the Corporate Controller at Cree, Inc. from September 2017 to May 2021 and, before that, Assistant Corporate Controller at PPD, LLC from 2010 to 2017. He began his career in public accounting with Arthur Andersen, Grant Thornton, and PricewaterhouseCoopers. Mr. Beland is a licensed Certified Public Accountant and earned both his Bachelor of Science in Accounting and Master of Professional Accountancy from the University of Southern Mississippi.

Mr. Arnao, age 51, has served as the Company’s Senior Vice President, FP&A, Treasury, and Investor Relations since July 2023. Prior to joining the Company, he served as Vice President of FP&A and Strategic Initiatives at Rite Aid from 2020 to 2023. Prior to his time at Rite Aid, he was a Senior Advisor at Navio Consulting in 2020 and Vice President and Chief Financial Officer at Merchants Distributors, a grocery store distributor, from 2018 to 2020. Mr. Arnao spent nearly ten years at Walmart and Sam’s Club as a Senior Director in Finance. He has also spent time at The Home Depot and Deloitte & Touche. Mr. Arnao began his career by serving as a Captain in the United States Air Force. He earned his Bachelor of Science in Electrical Engineering from the University of Florida and his Master of Business Administration from Emory University’s Goizueta Business School.

There are no arrangements or understandings between either of Messrs. Beland or Arnao, and any other person pursuant to which they are being appointed as principal financial officer and interim Chief Financial Officer of the Company, respectively. There are no family relationships between either of Messrs. Beland or Arnao, and any other director or executive officer of the Company, and no transactions involving either of Messrs. Beland or Arnao that would require disclosure under Item 404(a) of Regulation S-K .

Item 7.01. Regulation FD Disclosure.

On May 2, 2024, the Company issued the Press Release, furnished as Exhibit 99.1, and incorporated herein by reference, which announced (i) Mr. Ferrera’s departure, (ii) Mr. Beland’s designation as the Company’s principal financial officer, and (iii) Mr. Arnao’s appointment as the Company’s interim Chief Financial Officer.

The information provided pursuant to Item 7.01, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Transition Agreement, effective as of May 1, 2024, by and between Driven Brands Holdings Inc. and Gary W. Ferrera

99.1	Press release dated May 2, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: May 2, 2024	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, General Counsel and Secretary